SECURITIES  AND  EXCHANGE  COMMISSION
                      Washington,  D.C.  20549

                              FORM  8-K

                           CURRENT  REPORT

                Pursuant  to  Section  13  or  15(d)  of
                the  Securities  Exchange  Act  of  1934


Date  of  Report  (Date  of  earliest event reported)        AUGUST 28, 2000
                                                             ---------------

              NORTHERN  STATES  POWER  COMPANY (WISCONSIN)
              --------------------------------------------
     (Exact  name  of  registrant  as  specified  in  its  charter)


                              WISCONSIN
                              ---------
           (State  or  other  jurisdiction  of  incorporation)

         10-3140                                        39-0508315
         -------                                        ----------
(Commission  File  Number)                   (IRS Employer Identification No.)

   1414 W. HAMILTON AVE.  EAU CLAIRE WI                               54701
   ------------------------------------                               -----
(Address  of  principal  executive  offices)                       (Zip  Code)

Registrant's  telephone  number,  including  area  code           715-839-2621
                                                                  ------------
                               NONE
                               ----
  (Former  name  or  former  address,  if  changed  since  last  report)

Item  4  -  Change  in  Registrant's  Certifying  Accountants
-------------------------------------------------------------

New  Independent  Accountants

In a current report on Form 8-K filed Aug. 23, 2000, Northern States Power Company, a Wisconsin Corporation (NSP-Wisconsin) reported that PricewaterhouseCoopers LLP would no longer be NSP-Wisconsin's principal independent accountants.

At its Aug. 28, 2000 meeting, the Board of Directors of NSP-Wisconsin appointed Arthur Andersen LLP as its new principal independent accountants.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      Northern  States  Power  Company (a Wisconsin Corporation)

                      /s/
                      ---
                      John D. Wilson
                      Vice President of Public and Regulatory Affairs

August 31, 2000